Exhibit 10.10


  JILIN YICAOTANG PHARMACEUTICAL CO., LTD. EQUITY AND CLAIM TRANSFER AGREEMENT

Party A (Transferor): Jilin Tian Yao Science and Technology Limited Company

Legal Representative: Ms. Lianqin Qu

Business Address: 509 Maoxiang Street, High-Tech Development Area, Changchun, Jilin, China.

Party B (Transferee): Mr. Daojun Wang

National ID: 220225196010230114

Where as:

     1. Party A is a corporation registered with Commerce and Industry Bureau of Jilin.

     2.   Party B is a Chinese resident with civil capacity.

     3. Jilin Yicaotang Pharmaceutical Co., Ltd. ("YCT") has a registered capital of 10,000,000 RMB, Party A has 95% of equity interest.

     4. As of January 21, 2007, YCT's has total asset of 23,840,000 RMB, total liability of 15,930,000 RMB, net asset 7,910,000 RMB, Party A owns 7,520,000 RMB of YCT's shareholder's equity. Party A is also YCT's creditor of 9,780,000 RMB debt (including 925,500 RMB debts which the creditor is Jilin Bencaotang Pharmaceutical Co., Ltd ("BCT"), Party A holds 75% of equity interest of BCT).

Based on the above, after negotiation, both Parties have made the following agreement on the sale of Party A's shares and claims of YCT to Party B:

     1. Party A will transfer 9,500,000 shares (represent 95% of the total outstanding shares of YCT) and 9,780,000 RMB claims to Party B. The consideration is 9,000,000 RMB (including the shares and claims).

     2.   Payment schedule (Party B is to pay the amount shown on the due date):

                    Due Date                           Amount Due (in RMB)
                    --------                           -------------------
          3 days after signing this agreement                500,000
          May 30, 2007                                       500,000
          November 30, 2007                                1,000,000
          May 30, 2008                                     1,000,000
          November 30, 2008                                1,000,000
          May 30, 2009                                     1,000,000
          November 30, 2009                                1,000,000
          May 30, 2010                                     1,000,000
          November 30, 2010                                1,000,000
          May 30, 2011                                     1,000,000

          Party B may make payment before the due date.

     3. Party A will assist the share transfer and update YCT's Company By-Laws and the shareholders list within one month when the first payment of 500,000 RMB is made. Party B is responsible for the fees for transferring of the shares.

     4. After the shares are transferred to Party B, these shares (9,500,000 shares) will be used as collateral for the remaining payment of

          8,500,000 RMB. Party B is not allowed to transfer or dispose any shares before the payment is made in full.

     5. After the shares are transferred to Party B, Party B will be responsible for all the liabilities and claims of YCT.

     6. If Party B is unable to make a payment on the due date, Party A will charge Party B 0.5% interest on the balance past due. If Party B is unable to make a payment and interested (if any) within 6 months of the due date, Party A is entitled to receive the unpaid shares and the management of YCT. If Party B is unable to make a payment and Party A claims the unpaid shares, the net asset per share at the time of the claim should not be less than the net asset per share at the time when Party A transfers the shares to Party B (Party B will pay the difference if that is the case). When Party A claims the unpaid shares, Party A is also entitled to part of the claims of YCT, up to the percent of the shares it holds. When Party A claims the unpaid shares, the interest charges (if there is any) is also due.

     7. Before Party B made full payment to Party A, if either party violated any part of this agreement, the party which violated the agreement should compensate the other party for the loss.

     8. Both Parties may negotiate additional agreement, the additional agreement has the same legal status as this agreement.

     9. This agreement has three copies, each party holds one copy, YCT holds one copy. 10. This agreement is effective once signed by both parties and stamped by Party A.

Party A (Transferor): Jilin Tian Yao Science and Technology Limited Company


Legal Representative: Lianqin Qu (Signature) /s/ Lianqin Qu
                                            --------------------------

Party B: Daojun Wang


Signature: /s/ Daojun Wang
          --------------------------

Date: May 11, 2007

                                       3